UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013 (December 4, 2013)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8111 Smith’s Mill Road, New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 4, 2013, Bob Evans Farms, Inc., a Delaware corporation (the “Company”) issued a news release announcing financial results for the second fiscal quarter of 2014 ended October 25, 2013. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Within the exhibit the Company sets forth the reasons it believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding the Company’s financial condition and results of operations. To the extent material, the exhibit also discloses the additional purposes, if any, for which the Company’s management uses these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in the “fact sheet.”

The Company also made available in conjunction with the news release a “fact sheet” with additional financial information as of and for the second fiscal quarter of 2014 ended October 25, 2013. The additional information is furnished as part of Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on December 4, 2013, announcing financial results for the second fiscal quarter of 2014 ended October 25, 2013; Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on December 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Dated: December 4, 2013	By:	/s/ Sylvester J. Johnson
Sylvester J. Johnson
Senior Vice President, Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 4, 2013

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on December 4, 2013, announcing financial results for the second fiscal quarter of 2014 ended October 25, 2013; Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on December 4, 2013

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